                           DEFINED ASSET FUNDS--REGISTERED TRADEMARK--
                           ----------------------------------------------------


                           EQUITY INVESTOR FUND
                           WESTERN PREMIER PORTFOLIO
                           2000 SERIES A
                           (A UNIT INVESTMENT TRUST)
                           - CAPITAL APPRECIATION
                           -  OPTIONAL REINVESTMENT OF CASH DISTRIBUTIONS

                           -----------------------------------------------------
SPONSORS:                  The Securities and Exchange Commission has not
MERRILL LYNCH,             approved or disapproved these Securities or passed
PIERCE, FENNER & SMITH     upon the adequacy of this prospectus. Any
INCORPORATED               representation to the contrary is a criminal offense.
DEAN WITTER REYNOLDS INC.  Prospectus dated February 7, 2000.

--------------------------------------------------------------------------------

Defined Asset Funds--Registered Trademark--
Defined Asset Funds-Registered Trademark- is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
  - A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
  - Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
  - Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
  - Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
  - Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, risk tolerance or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.


CONTENTS
                                      PAGE
                                       --
Risk/Return Summary.................    3
What You Can Expect From Your
  Investment........................    6
  Income............................    6
  Records and Reports...............    6
The Risks You Face..................    6
  Concentration Risk................    6
  Litigation and Legislation
    Risks...........................    7
Selling or Exchanging Units.........    7
  Sponsors' Secondary Market........    8
  Selling Units to the Trustee......    8
  Rollover/Exchange Option..........    9
How The Fund Works..................    9
  Pricing...........................    9
  Evaluations.......................   10
  Income............................   10
  Expenses..........................   10
  Portfolio Changes.................   11
  Portfolio Termination.............   12
  No Certificates...................   12
  Trust Indenture...................   12
  Legal Opinion.....................   13
  Auditors..........................   13
  Sponsors..........................   13
  Trustee...........................   13
  Underwriters' and Sponsors'
    Profits.........................   13
  Public Distribution...............   14
  Code of Ethics....................   14
  Year 2000 Issues..................   14
  Advertising and Sales
    Literature......................   14
Taxes...............................   15
Supplemental Information............   16
Financial Statements................   17
  Report of Independent
    Accountants.....................   17
  Statement of Condition............   17

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY


 1.  WHAT IS THE PORTFOLIO'S OBJECTIVE?
     The Portfolio seeks capital appreciation by investing for about two years in a fixed portfolio of common stocks in industries headquartered in states west of the Mississippi River.

     You can participate in the Portfolio by
     purchasing units. Each unit represents
     an equal share of the stocks in the
     Portfolio and receives an equal share of income and principal distributions, if any.

 2.  WHAT IS THE PORTFOLIO'S INVESTMENT
     STRATEGY?
     This Portfolio follows a straightforward strategy: buy the common stocks that meet the criteria described below and hold the stocks for about two years. The
     Portfolio contains 34 domestic common
     stocks selected by the Sponsor for
     capital appreciation.

     We selected the common stocks in the
     Portfolio through the following
     four-step process:
  -  First, we identified companies
     headquartered in one of the states west
     of the Mississippi River.
  -  Second, in those states, we eliminated
     those companies with a market
     capitalization of less than $1 billion.
  -  Third, of the remaining issuers we
     screened for companies with positive
     growth in earnings per share for each of the last three years and with an expected growth rate of earnings per share of at least 10% over the next fiscal year.
  -  Finally, the Agent for the Sponsors
     reviewed the identified stocks for
     credit quality, liquidity and other
     factors and made a final selection of
     the Portfolio.

     The Portfolio plans to hold the stocks
     in the Portfolio for about two years. At the end of approximately two years, we will liquidate the Portfolio and apply a similar Strategy to select a new portfolio, if available.



 3.  WHAT INDUSTRIES AND STATES ARE
     REPRESENTED IN THE PORTFOLIO?

     Based upon the principal business of
     each issuer and current market values,
     the following industries are represented in the Portfolio:



  -  Technology:                            45%
     Electronics/Semi-Conductors (24%)
     Computer/Enterprise Software (11%)
     Computers (7%)
     Networking Products (3%)
  -  Retail                                 14
  -  Telecommunication Equipment/Services    7
  -  Distribution/Wholesale                  6
  -  Medical/Biomedical                      6
  -  Restaurants                             5
  -  Audio/Video Products                    3
  -  Office Supplies                         3
  -  Building Maintenance/Services           2
  -  Insurance                               2
  -  Oil/Gas Drilling                        2
  -  Power Producer                          2
  -  Transportation                          2
  -  Airlines                                1



     Based upon the principal business of
     each issuer and current market values,
     the Portfolio represents the following
     states:



  -  California                             59%
  -  Texas                                  15
  -  Minnesota                              15
  -  Washington                              8
  -  Arkansas                                3



 4.  WHAT ARE THE SIGNIFICANT RISKS?
     YOU CAN LOSE MONEY BY INVESTING IN THE
     PORTFOLIO. THIS CAN HAPPEN FOR VARIOUS
     REASONS, INCLUDING:

  -  Stock prices can be volatile.

  - Share prices may decline during the life of the Portfolio.

  - Because the Portfolio is concentrated in the technology industry, adverse developments in this industry may affect the value of your units.

--------------------------------------------------------------------------------
                               Defined Portfolio
-------------------------------------------------------------------

Equity Investor Fund

Western Premier Portfolio 2000 Series A

Defined Asset Funds

--------------------------------------------------------------------------------


 1. ADC Telecommunications, Inc.         ADCT               3.56%        $70.0625       $  7,706.88
 2. Amgen, Inc.                          AMGN               3.58          64.6250          7,755.00
 3. Avery Dennison Corporation*           AVY               2.48          67.1250          5,370.00
 4. BMC Software, Inc.                   BMCS               2.34          42.3125          5,077.50
 5. Brinker International, Inc.           EAT               2.51          25.8750          5,433.75
 6. Calpine Corporation                   CPN               2.40          74.1250          5,188.75
 7. Cisco Systems, Inc.                  CSCO               2.80         121.1250          6,056.25
 8. CNF Transportation, Inc.*             CNF               1.46          31.5625          3,156.25
 9. Costco Wholesale Corporation         COST               2.69          53.0000          5,830.00
10. Dell Computer Corporation            DELL               3.55          38.5000          7,700.00
11. Ecolab, Inc.*                         ECL               2.43          35.1250          5,268.75
12. ENSCO International, Inc.*            ESV               1.31          23.6250          2,835.00
13. Fastenal Company*                    FAST               3.41          49.1875          7,378.13
14. The Gap, Inc.*                        GPS               3.82          51.6875          8,270.00
15. Gemstar International Group,
   Ltd.                                  GMST               3.08          66.6875          6,668.75
16. Maxim Integrated Products, Inc.      MXIM               4.07          55.0625          8,810.00
17. Mercury Interactive Corporation      MERQ               3.71         134.0000          8,040.00
18. Microsoft Corporation                MSFT               2.46         106.5625          5,328.13
19. Oracle Corporation                   ORCL               2.13          57.8125          4,625.00
20. The PMI Group, Inc.*                  PMI               1.98          42.8125          4,281.25
21. QLogic Corporation                   QLGC               3.73         179.6250          8,083.13
22. QUALCOMM, Inc.                       QCOM               3.81         137.4375          8,246.25
23. Rambus, Inc.                         RMBS               4.99          77.1875         10,806.25
24. Solectron Corporation                 SLR               4.33          85.3750          9,391.25
25. Southwest Airlines Company*           LUV               1.12          16.1250          2,418.75
26. Starbucks Corporation                SBUX               2.54          34.3750          5,500.00
27. Sun Microsystems, Inc.               SUNW               3.48          83.7500          7,537.50
28. SYSCO Corporation*                    SYY               2.96          33.7500          6,412.50
29. Target Corporation*                   TGT               3.28          64.6250          7,108.75
30. Techne Corporation                   TECH               2.03          62.8750          4,401.25
31. Transocean Sedco Forex, Inc.*         RIG               1.12          34.8125          2,436.88
32. Vitesse Semiconductor
   Corporation                           VTSS               3.74          45.0000          8,100.00
33. Wal-Mart Stores, Inc.*                WMT               3.62          56.2500          7,875.00
34. Xilinx, Inc.                         XLNX               3.48          58.0625          7,548.13



                                                      ---------------                 ---------------
                                                          100.00%                       $216,645.03
                                                          ======                        ===========


----------------------------
(1) Based on Cost to Portfolio.

(2) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on February 4, 2000, the business day prior to the initial date of deposit. The value of the Securities on any subsequent business day will vary.


 * These stocks currently pay dividends.

                          ----------------------------

The securities were acquired on February 4, 2000 and are represented entirely by contracts to purchase the securities. Any of the Sponsors may have acted as underwriters, managers or co-managers of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsors may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of any of the Sponsors may be an officer or director of one or more of the issuers of the securities in the Portfolio. A Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. Any Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.

                        --------------------------------

                   PLEASE NOTE THAT IF THIS PROSPECTUS IS USED AS A PRELIMINARY PROSPECTUS
                   FOR A FUTURE FUND IN THIS SERIES, THE PORTFOLIO WILL CONTAIN DIFFERENT
                   STOCKS FROM THOSE DESCRIBED ABOVE.

--------------------------------------------------------------------------------

  - Because the Portfolio is concentrated in issuers headquartered in California, adverse developments in the California economy could affect the value of your units.

  -  The Portfolio may continue to purchase
     or hold the stocks originally selected
     even though their market value or yield
     may have changed.

  -  The Portfolio does not reflect any
     investment recommendations of the
     Sponsors, and any one or more of the
     stocks in the Portfolio may, from time
     to time be subject to sell
     recommendations from one of the
     Sponsors.

 5.  IS THIS PORTFOLIO APPROPRIATE FOR YOU?

     Yes, if you want capital appreciation.
     You will benefit from a professionally
     selected and supervised portfolio whose
     risk is reduced by investing in equity
     securities of different issuers.
     The Portfolio is NOT appropriate for you if you are not comfortable with the Strategy or are unwilling to take the risk involved with an equity investment.
     It may not be appropriate for you if you are seeking preservation of capital or high current income.

 6.  WHAT ARE THE PORTFOLIO'S FEES AND
     EXPENSES?

     This table shows the costs and expenses
     you may pay, directly or indirectly,
     when you invest in the Portfolio.



                                           .091  %         $0.90
     Trustee's Fee
                                           .071  %         $0.70
     Portfolio Supervision,
     Bookkeeping and
     Administrative Fees   (including
     updating
     expenses)
     ESTIMATED ANNUAL OPERATING EXPENSES
                                          AS A % OF        AMOUNT
                                             NET         PER 1,000
                                           ASSETS          UNITS
                                          ---------      ---------
                                           .250  %         $2.48
     Creation &
     Development Fee
                                           .044  %         $0.43
     Other Operating Expenses
                                          -------          -----
                                           .456  %         $4.51
     TOTAL



     The Creation and Development Fee
     (estimated at $.00248 per 1,000 units)
     compensates the Sponsor for the
     creation and development of the
     Portfolio and is computed based on the
     Portfolio's average daily net asset
     value through the date of collection.
     This fee historically had been included
     in the sales fee.



     ORGANIZATION COSTS per 1,000 units                $2.13
     (deducted from Portfolio assets at
     the close of the initial offering
     period)



     The Sponsors historically paid organization costs and updating expenses.



     INVESTOR FEES

                                             4.00%
     Maximum Sales Fee (Load) on new
     purchases (as a percentage of $1,000
     invested)



     You will pay an up-front sales fee of
     approximately 1.00%. In addition, six monthly deferred sales charges of approximately $2.50 per 1,000 units ($15.00 annually) will be deducted from the Portfolio's net asset value each year of the Portfolio's two-year life (on the first of each month August 1, 2000, through January 1, 2001, and February 1, 2001 through July 1, 2001).


     The maximum sales fees are as follows:


                               YOUR MAXIMUM
                                SALES FEE
          IF YOU INVEST:         WILL BE:
          --------------       ------------
     Less than $50,000             4.00%
     $ 50,000 to $99,999           3.75%
     $100,000 to $249,999          3.25%
     $250,000 to $999,999          3.00%
     $1,000,000 or more            2.25%

     EXAMPLE
     This example may help you compare the
     cost of investing in the Portfolio to
     the cost of investing in other funds.
     The example assumes that you invest
     $10,000 in the Portfolio for the periods indicated and sell all your units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Portfolio's operating expenses stay the same.
     Although your actual costs may be higher or lower, based on these assumptions your costs would be:


     1 Year  3 Years  5 Years  10 Years
      $320    $756    $1,219    $2,484



 7.  IS THE PORTFOLIO MANAGED?
     Unlike a mutual fund, the Portfolio is
     not managed and stocks are not sold
     because of market changes. The Sponsors
     monitor the portfolio and may instruct
     the Trustee to sell securities under
     certain limited circumstances. However,
     given the investment philosophy of the
     Portfolio, the Sponsors are not likely
     to do so.

 8.  HOW DO I BUY UNITS?
     You can buy units from any of the
     Sponsors and other broker-dealers. The
     Sponsors are listed later in this
     prospectus. Some banks may offer units
     for sale through special arrangements
     with the Sponsors, although certain
     legal restrictions may apply. Employees
     of certain Sponsors and Sponsor
     affiliates and non-employee directors of certain of the Sponsors may purchase
     Units at a reduced sales charge.

     The minimum investment is $250.

     UNIT PRICE PER 1,000 UNITS       $999.88
     (as of February 4, 2000)

     Unit price is based on the net asset
     value of the Portfolio plus the up-front sales fee. Unit price also includes the estimated organization costs of $2.13 per 1,000 Units, to which no sales fee has been applied.
     The Portfolio stocks are valued by the
     Trustee on the basis of their closing
     prices at 4:00 p.m. Eastern time every
     business day. Unit price changes every
     day with changes in the prices of the
     stocks.

 9.  HOW DO I SELL UNITS?
     You may sell your units at any time to
     any Sponsor or the Trustee for the net
     asset value determined at the close of
     business on the date of sale, less any
     remaining deferred sales fee and the
     costs of liquidating securities to meet
     the redemption.

10.  HOW ARE DISTRIBUTIONS MADE AND TAXED?
     The Fund pays distributions of any
     dividend income, net of expenses, on the 25th of December, 2000 and December,
     2001 if you own units on the 10th of
     those months. Distributions of ordinary
     income will be dividends for federal
     income tax purposes and may be eligible
     for the dividends-received deduction for corporations. Distributions to foreign investors will generally be subject to withholding taxes.

11.  WHAT OTHER SERVICES ARE AVAILABLE?

     REINVESTMENT
     You may choose to reinvest your
     distributions into additional units of
     the Portfolio. You will pay only the
     deferred sales fee remaining at the time of reinvestment. Unless you choose reinvestment, you will receive your distributions in cash.

     EXCHANGE PRIVILEGES
     You may exchange units of this Portfolio for units of certain other Defined Asset
     Funds. You may also exchange into this
     Portfolio from certain other funds. We
     charge a reduced sales fee on designated exchanges.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME


The Portfolio will pay to you any income it has received two times during its life. Because the Portfolio generally pays dividends as they are received, individual income payments will fluctuate based upon the amount of dividends declared and paid by each issuer. Other reasons your income may vary are:

  - changes in the Portfolio because of additional securities purchases or sales;
  - a change in the Portfolio's expenses; and
  - the amount of dividends declared and paid.

There can be no assurance that any dividends will be declared or paid.

RECORDS AND REPORTS

You will receive:
- a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;
- annual reports on Portfolio activity; and
- annual tax information. THIS WILL ALSO BE SENT TO THE IRS. YOU MUST REPORT THE AMOUNT OF INCOME RECEIVED DURING THE YEAR. PLEASE CONTACT YOUR TAX ADVISOR IN THIS REGARD.

You may request audited financial statements of the Portfolio from the Trustee.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

CONCENTRATION RISK


When stocks in a particular industry or state make up 25% or more of the Portfolio, it is said to be "concentrated" in that industry or state, which makes the Portfolio less diversified.



Here is what you should know about the Portfolio's concentration in technology stocks. Technology stocks tend to be relatively volatile as compared to other types of investments. These kinds of companies


  - are rapidly developing and highly competitive;


  - may be smaller and less seasoned companies with limited product lines, markets or financial resources and limited management or marketing personnel; and


  - are affected by


    -- worldwide scientific and technological developments (and resulting product obsolescence);


    -- government regulation;


    -- increase in material or labor costs;


    -- changes in distribution channels; and


    -- the need to manage inventory levels in line with product demand.



Other risk factors include:


  - short product life cycles;


  - aggressive pricing and reduced profit margins;


  - dramatic and often unpredictable changes in growth rates;


  - frequent new product introduction and the need to enhance existing products; and

  - intense competition from large established companies and potential competition from small start up companies.



Technology companies are also dependent to a substantial degree upon skilled professional and technical personnel and there is considerable competition for the services of qualified personnel in the industry.



CALIFORNIA RISKS



GENERALLY



From the late 1980s through the early 1990s, an economic recession eroded California's revenue base. At the same time rapid population growth caused State expenditures to exceed budget appropriations.



  - As a result California experienced a period of sustained budget imbalance.



  - Since that time the California economy has improved markedly and the extreme budgetary pressures have begun to lessen. However, the Asian economic crisis is expected to continue to have some negative effect on the State's economy.



STATE GOVERNMENT



The 1997-98 Budget Act allocated a State budget of approximately $66.9 Billion and contains no tax increases or reductions. Despite this somewhat improved state, California's budget is still subject to certain unforeseeable events. For example:



  - In December, 1994, Orange County and its investment pool filed for bankruptcy. While a settlement has been reached, the full impact on the State and Orange County is still unknown.



  - California faces constant fluctuations in other expenses (including health and welfare caseloads, property tax receipts, federal funding and natural disaster relief) that will undoubtedly create new budgetary pressure and reduce ability to pay their debts.



  - California's general obligation bonds are currently rated AA3 by Moody's and AA- by Standard & Poor's.


LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Portfolio.

Future tax legislation could affect the value of the Portfolio by:
  - reducing the dividends-received deduction or
  - increasing the corporate tax rate resulting in less money available for dividend payments.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:
  - ADDING the value of the Portfolio Securities, cash and any other Portfolio assets;
  - SUBTRACTING accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Portfolio liabilities; and

  - DIVIDING the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

As of the close of the initial offering period, the price you receive will be reduced to pay the Portfolio's estimated organization costs.

If you sell your units before the final deferred sales fee installment, the amount of any remaining payments will be deducted from your proceeds.

SPONSORS' SECONDARY MARKET


While we are not obligated to do so, we will buy back units at net asset value less any remaining deferred sales fee and the cost of liquidating securities to meet the redemption. We may resell the units to other buyers or to the Trustee.


We have maintained a secondary market continuously for more than 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Portfolio does not have cash available to pay you for the units you are selling, the agent for the Sponsors will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Portfolio.

If you sell units with a value of at least $250,000, you may choose to receive your distribution "in kind." If you so choose, you will receive securities and cash with a total value equal to the price of your units. The Trustee will try to distribute securities in the portfolio pro rata, but it reserves the right to distribute only one or a few securities. The Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in kind.

There could be a delay in paying you for your units:

  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
  - for any other period permitted by SEC order.

ROLLOVER/EXCHANGE OPTION


When this Portfolio is about to terminate, you may have the option to roll your proceeds into the next Western Premier Portfolio if one is available.



If you hold your Units with one of the Sponsors and notify your financial adviser by February 12, 2002, your units will be redeemed and certain distributed securities plus the proceeds from the sale of the remaining distributed securities will be reinvested in units of a new Western Premier Portfolio. If you decide not to roll over your proceeds, you will receive a cash distribution (or, if you so choose, an in-kind distribution) after the Portfolio terminates.



The Portfolio will terminate by March 19, 2002. However, the Sponsors may extend the termination date for a period no longer than 30 days without notice to Unit holders.


If you continue to hold your units, you may exchange units of this Portfolio any time before this Portfolio terminates for units of certain other Defined Asset Funds at a reduced sales fee if your investment goals change. In addition, you may exchange into this Portfolio from certain other Defined Asset Funds. To exchange units, you should talk to your financial professional about what portfolios are exchangeable, suitable and currently available.

We may amend or terminate the options to exchange your units or roll your proceeds at any time without notice.

HOW THE FUND WORKS

PRICING

Units are charged a combination of initial and deferred sales fees.

In addition, during the initial offering period, a portion of the price of a unit also consists of securities to pay all or some of the costs of organizing the Portfolio including:
  - cost of initial preparation of legal documents;
  - federal and state registration fees;
  - initial fees and expenses of the Trustee;
  - initial audit; and
  - legal expenses and other out-of-pocket expenses.

The estimated organization costs will be deducted from the assets of the Portfolio as of the close of the initial offering period.


The deferred sales fee is generally a monthly charge of $2.50 per 1,000 units and is accrued in six monthly installments each year of the Portfolio's life. Units redeemed or repurchased prior to the accrual of the final deferred sales fee installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind distribution, however, this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code of 1986) of an investor. If you redeem or sell your units before February 1, 2001, you will pay only the balance of any deferred sales fee remaining for the first year. If you redeem or sell your units on or after February 1, 2001 you will pay the remaining balance of the deferred sales fee for the second year. The initial sales fee is equal to the aggregate sales fee less the aggregate amount of any remaining installments of the deferred sales fee.


It is anticipated that securities will not be sold to pay the deferred sales fee until after the date of the last installment. Investors will be at risk for market price fluctuations in the securities from the several installment accrual dates to the dates of actual sale of securities to satisfy this liability.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

INCOME
- The annual income per unit, after deducting estimated annual Portfolio expenses per unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the securities and changes in the expenses of the Portfolio and, to a lesser degree, upon the level of purchases of additional securities and sales of securities. There is no assurance that dividends on the securities will continue at their current levels or be declared at all.
- Each unit receives an equal share of distributions of dividend income net of estimated expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the income account. The Trustee credits dividends received to an Income Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Portfolio in non-interest bearing accounts. The Trustee may also receive additional amounts:
  - for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
  - costs of actions taken to protect the Portfolio and other legal fees and expenses;

  - expenses for keeping the Portfolio's registration statement current; and
  - Portfolio termination expenses and any governmental charges.

Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Portfolio's registration statement yearly are also now chargeable to the Portfolio; the Sponsors historically paid these amounts.

The Sponsors are currently reimbursed up to 70 CENTS per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Portfolio. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Portfolio's registration statement yearly are also now chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Portfolio, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors.


The Sponsors will receive a Creation and Development Fee of .25% of the Portfolio's average daily net asset value through the date of collection. This fee, which has historically been included in the gross sales fee, compensates the Sponsors for the creation and development of the Portfolio, including determination of the Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts.


The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

The deferred sales fees you owe are paid from the Capital Account. Although we may collect the deferred sales charge monthly, to keep Units more fully invested we do not currently plan to pay the deferred sales charge until after the rollover notification date.

The Sponsors will pay advertising and selling expenses at no charge to the Portfolio. If Portfolio expenses exceed initial estimates, the Portfolio will owe the excess. The Trustee has a lien on Portfolio assets to secure reimbursement of Portfolio expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio.

We decide whether to offer units for sale that we acquire in the secondary market after reviewing:
  - diversity of the Portfolio;
  - size of the Portfolio relative to its original size;
  - ratio of Portfolio expenses to income; and
  - cost of maintaining a current prospectus.

If a Portfolio is buying or selling a stock actively traded on a national securities exchange or certain foreign exchanges, it may buy from or sell to another Defined Asset Fund at the stock's closing sale price (without any brokerage commissions).

PORTFOLIO TERMINATION

When the Portfolio is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

NO CERTIFICATES

All investors are required to hold their Units in uncertificated form and in "street name" by their broker, dealer or financial institution at the Depository Trust Company.

TRUST INDENTURE

The Portfolio is a "unit investment trust" governed by a Trust Indenture, a contract among the Sponsors and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:
  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Portfolio without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:
  - it fails to perform its duties;
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or
  - the Sponsors determine that its replacement is in your best interest.

Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsors without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:
  - remove it and appoint a replacement Sponsor;
  - liquidate the Portfolio; or

  - continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsors.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS

The Sponsors are:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051

DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Bank of New York, Unit Trust Department, P.O. Box 974, Wall Street Division, New York, NY 10268-0974 is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS


Underwriters receive sales charges when they sell units. Sponsors also realized a profit or loss on deposit of the securities, shown on page 14. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.


A Sponsor or Underwriter may realize profits or sustain losses on stocks in the Portfolio which were acquired from underwriting syndicates of which it was a member.


The Sponsors will receive a Creation and Development Fee of .25% of the Portfolio's average daily net asset value through the date of collection. This fee, which has historically been included in the gross sales fee, compensates the Sponsors for the creation and development of the Portfolio, including determination of the Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts.



During the initial offering period, the Sponsor may realize profits or sustain losses on units they hold due to fluctuations in the price per unit. The Sponsors experienced a loss of $52.80 on the initial deposit of the Securities. Any profit or loss to the Portfolio will be effected by the receipt of applicable sales fees and a gain or loss on subsequent deposits of securities. In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.


PUBLIC DISTRIBUTION

During the initial offering period, units will be distributed to the public by the Sponsors and dealers who are members of the National Association of Securities Dealers, Inc.

Dealers will be entitled to the concession stated below on Units sold or redeemed during the first year. On Units held in the second year, the dealer will be entitled to an additional concession of $11 per 1,000 Units ($5 per 1,000 Units for purchases of $1 million or more).

                                              DEALER CONCESSION
                                                      AS
                                                A % OF PUBLIC
                        AMOUNT PURCHASED        OFFERING PRICE
                        ----------------      -----------------
                       Less than $50,000             2.00%
                       $50,000 to $99,999            1.80%
                       $100,000 to
                       $249,999                      1.45%
                       $250,000 to
                       $999,999                      1.25%
                       $1,000,000 and over           0.50%

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

Merrill Lynch, as agent for the Sponsors, has adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Portfolio and to provide reasonable standards of conduct.


YEAR 2000 ISSUES



Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the "Year 2000 Problem"). To date we are not aware of any major operational difficulties resulting from the computer system changes necessary to prepare for the Year 2000. However, there can be no assurance that the Year 2000 Problem will not adversely affect the issuers of the securities contained in a Portfolio. We cannot predict whether any impact will be material to the Portfolio as a whole.


ADVERTISING AND SALES LITERATURE


Advertising and sales literature may include brief descriptions of the principal businesses of the companies represented in the Portfolio, including the research analysis of why they were selected.

Sales literature and articles may state research opinions on the economy, states and industry sectors and include a list of funds generally appropriate for pursuing these recommendations.


Sales material may discuss developing a long-term financial plan, working with your financial professional; the nature and risks of various investment strategies and Defined Asset Funds that could help you toward your financial goals and the importance of discipline; how securities are selected for these funds, how the funds are created and operated, features such as convenience and costs, and options available for certain types of funds including automatic reinvestment, rollover, exchanges and redemption. It may also summarize some similarities and differences with mutual funds and discuss the philosophy of spending time in the market rather than trying to time the market, including probabilities of negative returns over various holding periods.

TAXES


The following summarizes some of the important income tax consequences of holding Units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances or subject to special rules. You should consult your own tax adviser about your particular circumstances.


In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Portfolio intends to quality for special tax treatment as a regulated investment company so that it will not be subject to federal income tax on the portion of its taxable income that it distributes to investors in a timely manner.

DISTRIBUTIONS

Distributions to you of the Portfolio's dividend income and of the Portfolio's gains from Securities it has held for one year or less will generally be taxed to you as ordinary income, to the extent of the Portfolio's taxable income not attributable to the Portfolio's net capital gain. Distributions to you in excess of the Portfolio's taxable income will be treated as a return of capital and will reduce your basis in your Units. To the extent such distributions exceed your basis, they will be treated as gain from the sale of your Units.

Distributions to you that are treated as ordinary income will constitute dividends for federal income tax purposes. Corporate investors may be eligible for the 70% dividends-received deduction with respect to these distributions. You should consult your tax adviser in this regard.

Distributions to you of the Portfolio's net capital gain will generally be taxable to you as long-term capital gain, regardless of how long you have held your Units.

GAIN OR LOSS UPON DISPOSITION

You will generally recognize capital gain or loss when you dispose of your Units. If you receive Securities upon redemption of your Units (including pursuant to the rollover option), you will generally recognize capital gain or loss equal to the difference between your basis in your Units and the fair market value of the Securities received in redemption.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss that you recognize upon disposition of your Units will be long-term if you have held your Units for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.


YOUR TAX BASIS IN THE SECURITIES



Your aggregate basis in the Units will generally be equal to the cost of your Units, including the initial sales charge and the Creation and Development Fee. You should not increase your basis in your Units by deferred sales charges or organizational expenses.


FOREIGN INVESTORS

If you are a foreign investor and you are not engaged in a U.S. trade or business, you generally will be subject to 30% withholding tax (or a lower applicable treaty rate) on distributions. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes.

RETIREMENT PLANS

You may wish to purchase units for an Individual Retirement Account ("IRAs") or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from these types of plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser about the specific tax rules relating to these plans. These plans are offered by brokerage firms, including the Sponsors of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Portfolio by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Portfolio. The supplemental information is also available from the SEC.

                       REPORT OF INDEPENDENT ACCOUNTANTS


The Sponsors, Trustee and Holders of Equity Investor Fund, Western Premier Portfolio 2000 Series A, Defined Asset Funds (the "Portfolio"):



We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Portfolio as of February 7, 2000. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Portfolio as of February 7, 2000 in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, N.Y.
February 7, 2000



                 STATEMENT OF CONDITION AS OF FEBRUARY 7, 2000


TRUST PROPERTY


Investments--Contracts to purchase Securities(1).........  $         216,645.03
                                                           --------------------
        Total............................................  $         216,645.03
                                                           ====================
LIABILITY AND INTEREST OF HOLDERS
    Reimbursement of Sponsors for organization
     expenses(2).........................................  $             466.11
                                                           --------------------
    Subtotal                                                             466.11
                                                           --------------------
Interest of Holders of 218,833 Units of fractional
  undivided interest outstanding:(3)
  Cost to investors(4)...................................  $         218,806.74
  Gross underwriting commissions and organization
    expenses(5)(2).......................................             (2,627.82)
                                                           --------------------
    Subtotal                                                         216,178.92
                                                           --------------------
        Total............................................  $         216,645.03
                                                           ====================


------------


        (1) Aggregate cost to the Portfolio of the securities listed under Defined Portfolio determined by the Trustee at 4:00 p.m., Eastern time on February 7, 2000. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by San Paolo Bank, New York Branch, in the amount of $216,697.83 and deposited with the Trustee. The amount of the letter of credit includes $216,645.03 for the purchase of securities.


        (2) A portion of the Unit Price consists of securities in an amount sufficient to pay all or a portion of the costs incurred in establishing the Portfolio. These costs have been estimated at $2.13 per 1,000 Units. A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which the organization expense obligation of the investors will be satisfied. If the actual organizational costs exceed the estimated aggregate amount shown above, the Sponsors will pay for this excess amount.


        (3) Because the value of securities at the evaluation time on the Initial Date of Deposit may differ from the amounts shown in this statement of condition, the number of Units offered on the Initial Date of Deposit will be adjusted to maintain the $999.88 per 1,000 Units offering price only for that day. The Unit Price on any subsequent business day will vary.


        (4) Aggregate public offering price computed on the basis of the value of the underlying securities at 4:00 p.m., Eastern time on February 4, 2000.


        (5) Assumes the maximum initial sales charge per 1,000 units of 1.00% of the Unit Price. A deferred sales charge of $2.50 per 1,000 Units is payable on August 1, 2000 and thereafter on the 1st day of each month through January 1, 2001; and monthly February 1, 2001 through July 1, 2001. Distributions will be made to an account maintained by the Trustee from which the deferred sales charge obligation of the investors to the Sponsors will be satisfied.

              Defined
            Asset Funds-Registered Trademark->


HAVE QUESTIONS ?                         EQUITY INVESTOR FUND
Request the most                         WESTERN PREMIER PORTFOLIO
recent free Information                  2000 SERIES A
Supplement that gives more               (A Unit Investment Trust)
details about the Fund,                  ---------------------------------------
by calling:                              This Prospectus does not contain
The Bank of New York                     complete information about the
1-800-221-7771                           investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         333-95063) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                                                  100626RR--2/00